UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2005

POWER 3 MEDICAL PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Texas	0-24921	65-0565144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas 77381

(Address Of Principal Executive Office and Zip Code)

(281) 466-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On April 27, 2005, Power 3 Medical Products, Inc. (the “Company”) issued a press release updating the status of its 2004 Form 10-KSB filing.  As disclosed in the press release, the Company has submitted a written letter to the Office of the Chief Accountant of the Securities and Exchange Commission seeking guidance with respect to certain accounting issues that have delayed the filing of the Company’s 2004 Form 10-KSB.  The Company is devoting a substantial amount of its resources to file its 2004 Form 10-KSB as soon as possible.

Item 9.01.      Financial Statements and Exhibits.

(c)   Exhibits.  The exhibit identified below is filed as part of this report:

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 27, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2005		POWER 3 MEDICAL PRODUCTS, INC.

	By:	/s/ Michael J. Rosinski
Michael J. Rosinski
Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated April 27, 2005.

3